EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
EARNINGS PER SHARE
Schedule of computation of basic and diluted loss per common share

	For the Years Ended
	December 31,
	2024	2023	2022
Net Loss	$(26,871,234)	$(1,845,170)	$(23,738,837)

Weighted average number of ordinary share outstanding
Basic and Diluted*	1,534,487	1,534,487	1,534,487

Loss per share
Basic and Diluted*	$(17.51)	$(1.20)	$(15.47)